Benefit Plans - Balances of Accumulated Other Comprehensive Income (Loss) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Prior service cost	$ (34)	$ (54)
Net actuarial loss	(8,579)	(41,691)
Total	(8,613)	(41,745)
Deferred taxes	3,015	14,611
Accumulated other comprehensive loss	$ (5,598)	$ (27,134)